Exhibit 99.1

            DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
                               SEPTEMBER 30, 2002

                       RATED
                       WATER
       RIG NAME        DEPTH             DESIGN             LOCATION           STATUS             OPERATOR
----------------------------------------------------------------------------------------------------------------
Ocean Crusader         200'      Mat Cantilever               GOM            Contracted       Walter Oil & Gas
----------------------------------------------------------------------------------------------------------------
Ocean Drake            200'      Mat Cantilever               GOM            Contracted         ChevronTexaco
----------------------------------------------------------------------------------------------------------------
Ocean Champion         250'      Mat Slot                     GOM           Cold Stacked              -
----------------------------------------------------------------------------------------------------------------
Ocean Columbia         250'      Independent Leg Cantilever   GOM            Contracted           Spinnaker
----------------------------------------------------------------------------------------------------------------
Ocean Sovereign        250'      Independent Leg Cantilever  Indonesia       Contracted             CNOOC
----------------------------------------------------------------------------------------------------------------
Ocean Heritage         300'      Independent Leg Cantilever  Singapore  Shipyard for water-depth      -
                                                                               upgrade
----------------------------------------------------------------------------------------------------------------
Ocean Spartan          300'      Independent Leg Cantilever   GOM       Shipyard for water-depth      -
                                                                               upgrade
----------------------------------------------------------------------------------------------------------------
Ocean Spur             300'      Independent Leg Cantilever   GOM       Shipyard for water-depth      -
                                                                               upgrade
----------------------------------------------------------------------------------------------------------------
Ocean King             300'      Independent Leg Cantilever   GOM            Contracted              BP
----------------------------------------------------------------------------------------------------------------
Ocean Nugget           300'      Independent Leg Cantilever   GOM            Contracted        Pogo Producing
----------------------------------------------------------------------------------------------------------------
Ocean Summit           300'      Independent Leg Cantilever   GOM            Contracted         EOG Resources
----------------------------------------------------------------------------------------------------------------
Ocean Warwick          300'      Independent Leg Cantilever   GOM            Contracted              BP
----------------------------------------------------------------------------------------------------------------
Ocean Titan            350'      Independent Leg Slot         GOM            Contracted       Walter Oil & Gas
----------------------------------------------------------------------------------------------------------------
Ocean Tower            350'      Independent Leg Slot         GOM       Shipyard for cantilever       -
                                                                               upgrade
----------------------------------------------------------------------------------------------------------------
Ocean Liberator        600'      Aker H-3                  S. Africa         Under tow                -
----------------------------------------------------------------------------------------------------------------
Ocean Century          800'      Korkut                       GOM           Cold Stacked              -
----------------------------------------------------------------------------------------------------------------
Ocean Ambassador       1,100'    Bethlehem SS-2000            GOM            Contracted            El Paso
----------------------------------------------------------------------------------------------------------------
Ocean Nomad            1,200'    Aker H-3                  North Sea          Stacked                 -
----------------------------------------------------------------------------------------------------------------
Ocean New Era          1,500'    Korkut                       GOM             Stacked                 -
----------------------------------------------------------------------------------------------------------------
Ocean Bounty           1,500'    Victory Class             Australia         Contracted            Santos
----------------------------------------------------------------------------------------------------------------
Ocean Guardian         1,500'    Earl & Wright Sedco       North Sea         Contracted             Shell
                                 711 Series
----------------------------------------------------------------------------------------------------------------




                                      1

                       RATED
                       WATER
       RIG NAME        DEPTH             DESIGN             LOCATION           STATUS             OPERATOR
----------------------------------------------------------------------------------------------------------------
Ocean Princess         1,500'    Aker H-3                  North Sea         Contracted           Talisman
----------------------------------------------------------------------------------------------------------------
Ocean Whittington      1,500'    Aker H-3                    Ghana              Idle                  -
----------------------------------------------------------------------------------------------------------------
Ocean Epoch            1,640'    Korkut                     Vietnam          Contracted              BP
----------------------------------------------------------------------------------------------------------------
Ocean General          1,640'    Korkut                     Vietnam          Contracted         PetroVietnam
----------------------------------------------------------------------------------------------------------------
Ocean Prospector       1,700'    Victory Class                GOM           Cold Stacked              -
----------------------------------------------------------------------------------------------------------------
Ocean Endeavor         2,000'    Victory Class                GOM           Cold Stacked              -
----------------------------------------------------------------------------------------------------------------
Ocean Concord          2,200'    F&G SS-2000                  GOM            Contracted               -
----------------------------------------------------------------------------------------------------------------
Ocean Lexington        2,200'    F&G SS-2000                  GOM            Contracted             LLOG
----------------------------------------------------------------------------------------------------------------
Ocean Saratoga         2,200'    F&G SS-2000                  GOM            Contracted         Taylor Energy
----------------------------------------------------------------------------------------------------------------
Ocean Yorktown         2,850'    F&G SS-2000                 Brazil          Contracted          Enterprise
----------------------------------------------------------------------------------------------------------------
Ocean Voyager          3,200'    Victory Class                GOM           Cold Stacked              -
----------------------------------------------------------------------------------------------------------------
Ocean Yatzy            3,300'    DP DYVI Super Yatzy         Brazil          Contracted           Petrobras
----------------------------------------------------------------------------------------------------------------
Ocean Worker           3,500'    F&G 9500 Enhanced Pacesetter GOM            Contracted         Amerada Hess
----------------------------------------------------------------------------------------------------------------
Ocean Quest            3,500'    Victory Class                GOM       Shipyard for special survey   -
----------------------------------------------------------------------------------------------------------------
Ocean Winner           3,500'    Aker H-3                    Brazil          Contracted           Petrobras
----------------------------------------------------------------------------------------------------------------
Ocean Alliance         5,000'    Alliance Class              Brazil          Contracted           Petrobras
----------------------------------------------------------------------------------------------------------------
Ocean Star             5,500'    Victory Class                GOM            Contracted          Kerr McGee
----------------------------------------------------------------------------------------------------------------
Ocean Victory          5,500'    Victory Class                GOM       Shipyard for special survey   -
----------------------------------------------------------------------------------------------------------------
Ocean America          5,500'    Ocean Odyssey                GOM             Stacked                 -
----------------------------------------------------------------------------------------------------------------
Ocean Valiant          5,500'    Ocean Odyssey                GOM            Contracted            Murphy
----------------------------------------------------------------------------------------------------------------



                                        2

                       RATED
                       WATER
       RIG NAME        DEPTH             DESIGN             LOCATION           STATUS             OPERATOR
----------------------------------------------------------------------------------------------------------------
Ocean Baroness         7,000'    Victory Class              Malaysia         Contracted            Murphy
----------------------------------------------------------------------------------------------------------------
Ocean Rover            7,000'    Victory Class             Singapore      Shipyard Upgrade            -
----------------------------------------------------------------------------------------------------------------
Ocean Confidence       7,500'    DP Aker H-3.2 Modified       GOM            Contracted              BP
----------------------------------------------------------------------------------------------------------------
Ocean Clipper          7,500'    DP Fluor/Mitsubishi         Brazil          Contracted           Petrobras
----------------------------------------------------------------------------------------------------------------


NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico








                                       3
** TABLE CONTINUED.... **



       RIG NAME               CURRENT TERM             START DATE          ESTIMATED END DATE
------------------------------------------------------------------------------------------------
Ocean Crusader                  one well          late September 2002       late October 2002
------------------------------------------------------------------------------------------------
Ocean Drake               one well plus option     mid September 2002       mid October 2002
------------------------------------------------------------------------------------------------
Ocean Champion                     -               early August 2001                -
------------------------------------------------------------------------------------------------
Ocean Columbia            one well plus option     mid September 2002       late October 2002
------------------------------------------------------------------------------------------------
Ocean Sovereign              two-year term         mid September 2000       mid October 2002
------------------------------------------------------------------------------------------------
Ocean Heritage                     -                 late June 2002         mid December 2002
------------------------------------------------------------------------------------------------
Ocean Spartan                      -                early April 2002       early October 2002
------------------------------------------------------------------------------------------------
Ocean Spur                         -                 mid April 2002         mid November 2002
------------------------------------------------------------------------------------------------
Ocean King              90-day extension plus      early August 2002        mid December 2002
                              option
------------------------------------------------------------------------------------------------
Ocean Nugget            second of three wells plus   late July 2002        late November 2002
                              option
------------------------------------------------------------------------------------------------
Ocean Summit              one well plus option    early September 2002      late October 2002
------------------------------------------------------------------------------------------------
Ocean Warwick                   one year           early January 2002      late December 2002
------------------------------------------------------------------------------------------------
Ocean Titan                     one well           early August 2002       early October 2002
------------------------------------------------------------------------------------------------
Ocean Tower                        -                mid August 2002         mid February 2003
------------------------------------------------------------------------------------------------
Ocean Liberator                    -              late September 2002      early November 2002
------------------------------------------------------------------------------------------------
Ocean Century                      -                      1998                      -
------------------------------------------------------------------------------------------------
Ocean Ambassador          one well plus option      mid August 2002         mid October 2002
------------------------------------------------------------------------------------------------
Ocean Nomad                        -                mid August 2002         mid October 2002
------------------------------------------------------------------------------------------------
Ocean New Era                      -               late October 2001                -
------------------------------------------------------------------------------------------------
Ocean Bounty            one well plus option plus  mid September 2002       mid October 2002
                                demobe
------------------------------------------------------------------------------------------------
Ocean Guardian           five wells plus option   early February 2002      early December 2002
------------------------------------------------------------------------------------------------



                                       1

       RIG NAME               CURRENT TERM             START DATE          ESTIMATED END DATE
------------------------------------------------------------------------------------------------
Ocean Princess                 two wells             mid March 2002        early October 2002
------------------------------------------------------------------------------------------------
Ocean Whittington                  -              late September 2002               -
------------------------------------------------------------------------------------------------
Ocean Epoch              five wells plus demobe   early December 2001       mid November 2002
------------------------------------------------------------------------------------------------
Ocean General           two well program plus         mid May 2002         late November 2002
                         options plus demobe
------------------------------------------------------------------------------------------------
Ocean Prospector                   -                      1998                      -
------------------------------------------------------------------------------------------------
Ocean Endeavor                     -                early March 2002                -
------------------------------------------------------------------------------------------------
Ocean Concord                      -              early September 2002     early October 2002
------------------------------------------------------------------------------------------------
Ocean Lexington                 one well           mid September 2002      early October 2002
------------------------------------------------------------------------------------------------
Ocean Saratoga            one well plus option    early September 2002      mid October 2002
------------------------------------------------------------------------------------------------
Ocean Yorktown          15-well development plus   mid September 2001        late July 2003
                                 options
------------------------------------------------------------------------------------------------
Ocean Voyager                      -                early March 2002                -
------------------------------------------------------------------------------------------------
Ocean Yatzy              five-year term plus        early November 1998     early November 2003
                               option
------------------------------------------------------------------------------------------------
Ocean Worker              one well plus option     mid September 2002      early November 2002
------------------------------------------------------------------------------------------------
Ocean Quest                        -                late August 2002       early October 2002
------------------------------------------------------------------------------------------------
Ocean Winner               18-month extension       early July 2001        early November 2002
------------------------------------------------------------------------------------------------
Ocean Alliance             four-year contract     early September 2000    early September 2004
------------------------------------------------------------------------------------------------
Ocean Star                     two wells           mid September 2002       mid November 2002
------------------------------------------------------------------------------------------------
Ocean Victory                      -                mid August 2002        early October 2002
------------------------------------------------------------------------------------------------
Ocean America                      -                mid August 2002        early October 2002
------------------------------------------------------------------------------------------------
Ocean Valiant           seven month term plus     early September 2002       early May 2003.
                                option
------------------------------------------------------------------------------------------------



                                        2

       RIG NAME               CURRENT TERM             START DATE          ESTIMATED END DATE
------------------------------------------------------------------------------------------------
Ocean Baroness                fourth well          early August 2002       early October 2002
------------------------------------------------------------------------------------------------
Ocean Rover                        -               early January 2002      third quarter 2003
------------------------------------------------------------------------------------------------
Ocean Confidence             five-year term        early January 2001      early January 2006
------------------------------------------------------------------------------------------------
Ocean Clipper               three-year term         mid January 2000       early January 2003
------------------------------------------------------------------------------------------------


NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico








                                       3
** TABLE CONTINUED.... **

                          DAYRATE
       RIG NAME        (IN THOUSANDS)   FUTURE CONTRACT AND OTHER INFORMATION
--------------------------------------------------------------------------------------------
Ocean Crusader            high teens    two wells with Walter in the lower 20's ending
                                        early December 2002.
--------------------------------------------------------------------------------------------
Ocean Drake               lower 20's    available.
--------------------------------------------------------------------------------------------
Ocean Champion                 -                                 -
--------------------------------------------------------------------------------------------
Ocean Columbia            lower 20's    available.
--------------------------------------------------------------------------------------------
Ocean Sovereign           lower 30's    Singapore shipyard for leg upgrade ending early
                                        February 2003.
--------------------------------------------------------------------------------------------
Ocean Heritage                 -        available.
--------------------------------------------------------------------------------------------
Ocean Spartan                  -        available.
--------------------------------------------------------------------------------------------
Ocean Spur                     -        available.
--------------------------------------------------------------------------------------------
Ocean King                upper 20's    Repairs should be completed in early October with
                                        total downtime of approximately 4 weeks.
--------------------------------------------------------------------------------------------
Ocean Nugget              upper teens   available.
--------------------------------------------------------------------------------------------
Ocean Summit              upper 20's    available.
--------------------------------------------------------------------------------------------
Ocean Warwick             upper 20's    available.
--------------------------------------------------------------------------------------------
Ocean Titan               lower 20's    one well plus option with Walter in lower 20's
                                        ending early January 2003.
--------------------------------------------------------------------------------------------
Ocean Tower                    -        available.
--------------------------------------------------------------------------------------------
Ocean Liberator                -        under tow to S. Africa for cold stacking.
--------------------------------------------------------------------------------------------
Ocean Century                  -                                 -
--------------------------------------------------------------------------------------------
Ocean Ambassador          lower 40's    available.
--------------------------------------------------------------------------------------------
Ocean Nomad                    -        one-well with Agip in lower 40's ending early
                                        December 2002.
--------------------------------------------------------------------------------------------
Ocean New Era                  -        available.
--------------------------------------------------------------------------------------------
Ocean Bounty              lower 90's    demobe to Darwin in lower 70's for 30 days after
                                        completion of well.
--------------------------------------------------------------------------------------------
Ocean Guardian            lower 90's    special survey upon completion of contract ending
                                        late December 2002, then available.
--------------------------------------------------------------------------------------------



                                       1

                          DAYRATE
       RIG NAME        (IN THOUSANDS)   FUTURE CONTRACT AND OTHER INFORMATION
--------------------------------------------------------------------------------------------
Ocean Princess            lower 70's    shipyard upon completion of contract for anchor
                                        winch repairs ending late October 2002, then
                                        available.
--------------------------------------------------------------------------------------------
Ocean Whittington              -        available.
--------------------------------------------------------------------------------------------
Ocean Epoch               lower 70's    available.
--------------------------------------------------------------------------------------------
Ocean General              mid 60's     available.
--------------------------------------------------------------------------------------------
Ocean Prospector               -                                 -
--------------------------------------------------------------------------------------------
Ocean Endeavor                 -                                 -
--------------------------------------------------------------------------------------------
Ocean Concord                  -        one-well plus option with DOTS/Mariner in upper 30's
                                        ending late October 2002.
--------------------------------------------------------------------------------------------
Ocean Lexington            mid 30's     available.
--------------------------------------------------------------------------------------------
Ocean Saratoga             mid 30's     available.
--------------------------------------------------------------------------------------------
Ocean Yorktown            lower 60's    available.
--------------------------------------------------------------------------------------------
Ocean Voyager                  -                                 -
--------------------------------------------------------------------------------------------
Ocean Yatzy                   120's      available.
--------------------------------------------------------------------------------------------
Ocean Worker              lower 40's    available.
--------------------------------------------------------------------------------------------
Ocean Quest                    -        available.
--------------------------------------------------------------------------------------------
Ocean Winner              lower 80's    one year extension in lower 60's with Petrobras
                                        ending early November 2003.
--------------------------------------------------------------------------------------------
Ocean Alliance               110's      available.
--------------------------------------------------------------------------------------------
Ocean Star                upper 80's    nine month term work with Kerr McGee in mid 80's
                                        ending mid August 2003.
--------------------------------------------------------------------------------------------
Ocean Victory                  -        available.
--------------------------------------------------------------------------------------------
Ocean America                  -        one well plus option with Ocean Energy in upper
                                        60's ending mid January 2003.
--------------------------------------------------------------------------------------------
Ocean Valiant             lower 80's    available.
--------------------------------------------------------------------------------------------



                                       2

                          DAYRATE
       RIG NAME        (IN THOUSANDS)   FUTURE CONTRACT AND OTHER INFORMATION
--------------------------------------------------------------------------------------------
Ocean Baroness               120's      fifth well with Murphy in 120's ending late November
                                        2002, then demobe with Murphy in 170's ending late
                                        December 2002.
--------------------------------------------------------------------------------------------
Ocean Rover                    -        available.
--------------------------------------------------------------------------------------------
Ocean Confidence             170's      available.
--------------------------------------------------------------------------------------------
Ocean Clipper             lower 90's    shipyard for 30 days beginning early October 2002;
                                        one year extension in 100's with Petrobras ending
                                        early January 2004.
--------------------------------------------------------------------------------------------


NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico








                                       3
** TABLE COMPLETE **